EXHIBIT 10.1
EXECUTIVE PROTECTION POLICY
________________________________________________

                        ENDORSEMENT

Effective date of                        Endorsement No. 15
This endorsement:     OCTOBER 19, 1998   Company: TEXAS PACIFIC
                                         INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAW

Issued to:     CLUB CORPORATION INTERNATIONAL

It is agreed that with the premium charged that, Item 2 of the Declarations is amended to read as follows:

2. Policy Period:   From 12:01 A.M. on October 19, 1998
                    To 12:01 A.M. on October 19, 2000
                    Local time at the address shown on Item 1.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
__________________________
Authorized Representative


July 2, 1999
__________________________
Date


EXECUTIVE PROTECTION POLICY
_________________________________________________

                       ENDORSEMENT

Effective date of                         Endorsement No. 16
This endorsement:     OCTOBER 19, 1998    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAW

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that:

1. The Company shall issue to the Insureds an excess policy which follows the form of this policy, except as set forth in paragraph three of this endorsement, if:

a. Claims are made in two separate Policy years and are reported to the Company pursuant to the reporting and notice requirements of this policy, triggering two separate Policy Year limits of liability, and,

b. The Parent Organization provides the Company with a written request for such excess policy after the second annual anniversary of the inception of this policy.

2. Any additional premium of $124,000 shall be paid by the Parent Organization on or before the inception date of such excess policy.

3. Such excess policy shall include the following terms and conditions:

a. The limits of liability for each coverage section of such excess policy shall be equal to the Policy Year limits of liability set forth in Item 2 (C) of the declarations for the respective coverage section of his policy. However,if a Claim is covered under both a coverage section of the policy and such excess or if any claim would be so covered if not for the exhaustion of the limits of liability of this policy), the Company's maximum aggregate liability for such claim shall be the Policy Year Limit of Liability set forth in Item 2(C) of the Declarations for the applicable coverage section of this policy.

b. The Policy Period for such for such excess policy shall incept on the date of the Parent Organization's written request for such policy, and shall terminate on the same date of termination of this policy.

c.     Such excess policy shall be excess over this policy
And any policy which is written as excess over this policy.

d. Such excess policy shall not provide coverage for any claim made first made against any Insured, or any facts or circumstances reported to the Company, prior to the inception date of such excess policy as described in paragraph 3b of this endorsement.



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
__________________________
Authorized Representative


July 2, 1999
__________________________
Date


EXECUTIVE PROTECTION POLICY
_________________________________________________

                           ENDORSEMENT

Effective date of                         Endorsement No. 17
This endorsement:     OCTOBER 19, 1998    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAW

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that subsection 26, Termination of Policy, is deleted in its entirety and the following is inserted:

26. This policy or any coverage shall terminate at the earliest of the following times:

(A)     ten days after the receipt by the Parent
Organization of a written notice of termination from the Company based upon failure to pay premium due, unless such premium is received by the Company prior to such tenth day,

(B) at such other time as may be agreed upon by the Company and the Parent Organization, or

(C) upon the expiration of the Policy Period as set forth in Item 2 of the Declarations of this policy.

     The premium charged for this policy shall be fully
Earned at inception of the Policy Period.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
__________________________
Authorized Representative


July 2, 1999
__________________________
Date


EXECUTIVE PROTECTION POLICY
_________________________________________________

                      ENDORSEMENT

Effective date of                          Endorsement No. 18
This endorsement:     OCTOBER 27, 1999     Company: TEXAS PACIFIC
                                           INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that:

1.     The following Insuring Clause is added:

Insured Organization Coverage - Insuring Clause 3

The Company shall pay on behalf of any Insured Organization all Loss for which it becomes legally obligated to pay on account of any Securities Claim first made against it during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act.

2.     The Definitions are amended as follows:

a. The definitions of Claim and Wrongful Act are deleted in their entirety and replaced with the following:

Claim Means:

(a) For purposes of coverage under Insuring Clauses 1 or 2:

(i) a written demand for monetary damages or non-monetary relief;
(ii) a civil proceeding commenced by the service of a complaint or similar pleading;
(iii) a criminal proceeding commenced by the return of an indictment; or
(iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

   against any Insured Person for a Wrongful Act or Interrelated Wrongful Act, including any appeal therefrom;

(b)    For purposes of coverage under Insuring Clause 3:
(i) a written demand for monetary damages or non-monetary relief;
(ii) a civil proceeding commenced by the service of a complaint or similar pleading; or
(iii) a criminal proceeding commenced by the return of an indictment;

against any Insured Organization for a Wrongful Act or Interrelated Wrongful Act, including any appeal therefrom.


       Wrongful Act means:

(a) For purposes of coverage under Insuring Clauses 1 or 2, any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any Insured Person before or during the Policy Period, individually or otherwise, in his Insured Capacity, or any matter claimed against him solely by reason of serving in such Insured Capacity;

(b) For purposes of coverage under Insuring Clause 3, any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by any Insured before or during the Policy Period.

b.     The following definitions are added:

Securities Claim means any Claim which in whole or in part, is:

(a) based upon, arising from or in consequence of a Securities Transaction; or

(b) brought by or on behalf of any securities holder of any Insured Organization.

Securities Transaction means the purchase or sale of, or offer to purchase or sell, any securities issued by any Insured Organization.

c. The definitions of Insured Person and Loss are amended by adding the following:

Insured Person also means:

(i) For purposes of coverage under Insuring Clause 1 or 2, any past, present or future employee of the Insured Organization, but only for Wrongful
Acts based upon, arising from or in
consequence of any Securities Transaction; and

(ii) For purposes of coverage under Insuring Clause 3, the Insured Organization.

Loss does not include any amount allocated to uncovered loss pursuant to the Allocation provision. Loss includes punitive or exemplary damages which any Insured
Organization becomes legally obligated to pay, provided that the punitive or exemplary damages are on account of a Securities Claim which is otherwise covered and provided such punitive or exemplary damages are insurable under the law pursuant to which coverage hereunder is construed.

The law of the jurisdiction most favorable to the insurability of those damages shall control for the purposes of resolving any dispute between the Company and the Insured regarding whether such damages are insurable, provided that such jurisdiction is where:

(1)    those damages were awarded or imposed;
(2) any Wrongful Act occurred for which such damages were awarded or imposed;
(3) any Insured is incorporated or has its principal place of business; or
(4) the Company is incorporated or has its principal place of business.

3. The heading, Exclusions Applicable to Insuring Clauses 1 and 2, is deleted in its entirety and the following is inserted:

Exclusions Applicable To All Insuring Clauses

4. The Exclusions Applicable To All Insuring Clauses are amended by adding the following to paragraph (c):

(iv) a claim that is brought by any Insured Person identified in section 2c(i) of this endorsement for any Wrongful Act based upon, arising from or in consequence of any Securities Transaction.

5.     The following additional exclusions are added:

Exclusions Applicable to Insuring Clause 3

6.1.   The Company shall not be liable under Insuring Clause
3 for Loss on account of any Claim made against any Insured Organization:

(a) based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by any past, present or future chief financial officer, President or Chairman if a judgment or other final adjudication adverse to such Insured Organization establishes such a deliberately fraudulent act or omission or willful violation.

6.2.   The Company shall not be liable under Insuring Clause
3 for that part of Loss, other than Defense Costs:

(a) which is based upon, arising from, or in consequence of the actual or proposed payment by any Insured Organization of allegedly inadequate or excessive consideration in connection with its purchase of securities issued by any Insured Organization; or

(b) which is based upon, arising from, or in consequence of any Insured Organization having gained in fact any profit or advantage to which it was not legally entitled.

6. The second, third and fourth paragraphs of the Limit of Liability, Deductible and Coinsurance provision, deleted in their entirety and replaced with the following:

     The Company's maximum liability for each Loss, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Loss set forth in the Declarations. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under one or more
Insuring Clauses, shall be the Limit of Liability for each Policy Period set forth in the Declarations.

The Company's liability under Insuring Clause 2 or
Insuring Clause 3 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in the Declarations, and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.
However, the Deductible Amount applicable to each Loss on account of any Securities Claim shall:

(a)    apply only to that apart of Loss which constitutes
Defense Costs; and

(b)    not apply if:

(i) a final adjudication with prejudice pursuant to a trial, motion to dismiss or motion for summary judgement in such Securities Claim, or

(ii) a complete and final settlement of such Claim with or without prejudice, establishes that no Insured in such Securities Claim is liable for any Loss, other than Defense Costs.

The Company shall reimburse any Insured which has funded a Deductible Amount if such amount subsequently becomes inapplicable based upon (i) or (ii) above.

The maximum Deductible Amount applicable to a single Loss which is covered under more than one Insuring Clause shall be the Deductible Amount set forth in the Declarations.

7. The first paragraph of the Allocation provision is deleted in its entirety and replaced with the following:

(a) If a Securities Claim covered, in whole or in part, under Insuring Clauses 2 or 3 results in any Insured Person under Insuring Clause 2 of any Insured
Organization under Insuring Clause 3
Incurring both Loss covered hereunder and loss not covered hereunder, because such Securities Claim includes both covered and uncovered matters, the Insureds and the Company shall allocate such amount to Loss as follows:

(i) 100% of such amount constituting Defense Costs shall be allocated to covered Loss; and

(ii) 100% of such amount other than Defense Costs shall be allocated to cover Loss; and

(iii) Notwithstanding paragraphs 7(a)(i) and (ii) above,
the Insureds and the Company shall allocate that
part of Loss subject to exclusions 6.1 and  6.2
based upon the relative legal
Exposure of the Insured Person and the Insured
Organization.

(b) If any Claim results in both Loss covered hereunder and loss not covered hereunder, because such Claim includes both covered and uncovered matters or is made against both covered and uncovered parties, the Insureds and the Company shall allocate such amount between covered Loss and uncovered loss based upon the relative exposure of the Insureds.

8. For purposes of coverage under Insuring Clause 3 only, the second paragraph of the Representatives and Severability provision is deleted in its entirety and replaced with the following:

With respect to the declarations and statements contained in the written application(s) for coverage, all declarations and statements contained in such application and knowledge possessed by any Insured Person identified in the Declarations shall be imputed to any Insured Organization to determine if coverage is available.

9. For purposes of coverage under Insuring Clause 3 only, the Severability of Exclusions provision is deleted in its entirety and replaced with the following:

With respect to the Exclusions Applicable to All Insuring
Clauses and the Exclusions Applicable To Insuring Clause 3, only facts pertaining to and knowledge possessed by any past, present or future chief financial officer, President or Chairman of any Insured Organization shall be imputed to any Insured Organization to determine if coverage is available for such Insured Organization.

10.  For purposes of coverage for employees who are Insured
Persons pursuant to paragraph 2c(i) of this Endorsement, the presumptive Indemnification provision is as follows:

a. Paragraph (b) is getting deleted in its entirety and replaced with the following:

(b) is permitted or required to Indemnify the Insured Person for such Loss pursuant to common or statuary law,

b. The final paragraph is deleted in its entirety and replaced with the following:

For purposes of this provision, the shareholder and board of director resolutions of the Insured
Organization shall be deemed to provided indemnification for such Loss to the fullest extent
Permitted by common or statutory law.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
__________________________
Authorized Representative


November 9, 1999
___________________________
Date


EXECUTIVE PROTECTION POLICY
________________________________________________

                          ENDORSEMENT

Effective date of                         Endorsement No. 19
This endorsement:     OCTOBER 27, 1999    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that Subsection 14,  Changes in Exposure,
Acquisition or Creation of Another Organization, is deleted in its entirety and replaced with the following:

14. If the Insured Organization (i) acquires securities or voting rights in another organization or creates another organization, which as a result of such acquisition or creation becomes a subsidiary, or (ii) acquires any organization by merger into or consolidation with an Insured organization, such Organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted, by such Insured Persons prior to such acquisition or creation.

If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 25% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice as of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

     ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 9, 1999
___________________________________
Date


EXECUTIVE PROTECTION POLICY
_______________________________________________

                           ENDORSEMENT

Effective date of                         Endorsement No. 20
This endorsement:     OCTOBER 27, 1999    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL

It is agreed that:


1.     Section 5, Exclusions, shall be amended by adding
The following:

(g) based upon or arising from any litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgements against any Insureds, occurring prior to or pending as of 10/27/99 of which any Insureds had received notice or otherwise had knowledge as of such date:
or (i) based upon or arising from any subsequent litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgements against any Insureds; or (ii) arising from any act of any Insureds which gave rise to such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgements against any Insureds.

2. This endorsement shall only apply to the limits of liability $15,000,000 in excess of $5,000,000 each Loss, and
$15,000,000 in excess of $5,000,000 each Policy Year.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 9, 1999
___________________________________
Date


EXECUTIVE PROTECTION POLICY
_______________________________________________

                          ENDORSEMENT

Effective date of                         Endorsement No. 21
This endorsement:     OCTOBER 27, 1999    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that the Limits of Liability specified in Item 3 of the Declarations are increased as follows:

                              From               To
(a)     Each Loss            $5,000,000          $20,000,000
(b)     Each Policy Year     $5,000,000          $20,000,000

Provided, however, that the increased Limits of Liability shall apply only to Claims first made against the Insured on or after the effective date of this endorsement.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 9, 1999
___________________________________
Date


EXECUTIVE PROTECTION POLICY
_______________________________________________

                        ENDORSEMENT

Effective date of                        Endorsement No. 22
This endorsement:     OCTOBER 27, 1999   Company: TEXAS PACIFIC
                                         INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed  that:
1.     The following is added to this policy:

Investigative Costs Coverage
Insuring Clause 4

     The Company shall pay on behalf of the Insured
Organization all Investigation Costs which such Insured
Organization becomes legally obligated to pay on account of any Shareholder Derivative Demand first made during Policy Period or, if exercised, the Extended
Reporting Period, for Wrongful Act committed, attempted or allegedly committed or attempted, by an Insured Person before or during the Policy Period.

2.     Section 5, Exclusions Applicable to Insuring Clauses 1 and
2, is amended by deleting the section heading in its entirety and inserting the following:

Exclusions Applicable to Insuring Clauses 1,2, and 4

3. Section 8, Limit of Liability, Deductible and Coinsurance, is amended as follows:

a.     The following is added to paragraph two:

The Company's maximum liability for all Investigation
Costs covered under Insuring Clause 4 on account of all Shareholder Derivative Demands first made during the same Policy Period shall be $250,000.
this is a sublimit which further limits and does not increase the Company's maximum liability under the policy as set forth in Item 3(B) of the Declarations.

b.     The following is added to paragraph three:

No deductible amount shall apply to Investigation Costs covered under Insuring Clause 4.

4. Section 11, Defense and Settlement, is amended for the purpose of coverage under Insuring Clause 4 by deleting the first paragraph in its entirety and inserting the following:

Subject to this Section, it shall be the duty of the Insured Organization and not the duty of the Company to investigate and evaluate any Shareholder Derivative Demand.

5. Section 28, Definitions, is amended by adding the following:

Investigation Costs means reasonable costs, charges, fees
(including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred by the Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Shareholder Derivative Demand.

Shareholder Derivative Demand means any written demand, by one or more shareholders of an Insured Organization, upon the board of directors or such Insured Organization, to bring a civil proceeding in a court of law against any Insured Person for a Wrongful Act committed, attempted or allegedly committed or Attempted by an Insured Person before or during the Policy Period.

6. For purposes of coverage under Insuring Clause 4 only,

a. all references in this policy to Loss or Defense Costs shall only mean Investigation Costs: and

b. all references in this policy to Claim or to "Claim against any Insured Person" shall only mean any Shareholder Derivative Demand.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 9, 1999
___________________________________
Date




EXECUTIVE PROTECTION POLICY
_______________________________________________

                        ENDORSEMENT

Effective date of                         Endorsement No. 23
This endorsement:     OCTOBER 27, 1999    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that if a claim against an Insured Person includes a claim against the Insured Person's lawful spouse solely by reason of (i) such a spouse's status as a spouse of the Insured Person, or (ii) such spouse's ownership interest in property which the claimant seeks as recovery for alleged Wrongful Acts of the Insured Person, all loss which such spouse becomes legally obligated to pay on account of such Claim shall be treated for purposes of this policy as Loss which the Insured Person becomes obligated to pay on account of the Claim made against the Insured person. All limitations, conditions, provisions and other terms of coverage (including the deductible) applicable to the Insured Person's Loss shall also be applicable to such spousal loss.

The coverage extension afforded by this Endorsement does not apply to any Claim alleging any Wrongful Act or omission by the Insured Person's Spouse.



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 9, 1999
___________________________________
Date


EXECUTIVE PROTECTION POLICY
_______________________________________________

                        ENDORSEMENT

Effective date of                         Endorsement No. 24
This endorsement:     NOVEMBER 05, 1999    Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

          To be attached to and form part of
          Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed that:

1. Item 7., Insured Persons, of the Declarations for this coverage section is amended by adding the following:

and any elected or appointed officer or employees of the Insured Organization in an Outside Directorship.

2.     Coverage provided to any Insured Person(s) in any Outside
Directorship shall:

(A) not extend to the Outside Entity or to any director, officer, trustee, governor or any equivalent executive or employee of the Outside Entity, other than the Insured Person serving in the Outside
Directorship.

(B) be specifically excess of any indemnity (other than any indemnity provided by the Insured Organization) or insurance available to such Insured Person(s) by reason of serving in the Outside Directorship, including any indemnity or insurance available from or provided by the Outside Entity;

(C) not extend to Loss on connection with any Claims made against any Insured Person(s) for a Wrongful Act committed, attempted, allegedly committed or attempted by such Insured Person(s) while serving in the Outside Directorship if such Wrongful Act is committed, attempted, or allegedly committed or attempted, after the date (i) such Insured Person(s) ceases to be an officer or employee of the Insured Organization, or (ii) service by such Insured Person(s) in the Outside Directorship ceases to be with the consent or at the request of the Insured Organization;

(D) not extend to Loss in connection with any Claim made against any Insured Person based upon their service in the Outside Directorship where the Claim is (i) by the Outside Entity, or (ii) made on behalf of the Outside Entity and a director, officer, trustee, governor or equivalent executive of the Outside Entity instigates such Claim, or (ii) brought by any director, officer, trustee, governor, or other equivalent executive of the Outside Entity.

3. The total limit of the Company's liability to pay Loss under this coverage section, including this endorsement, shall not exceed the amount set forth in Item 3 of the Declarations for this coverage section. This endorsement does not increase the Company's maximum liability set forth in Item 3 of the Declarations for this coverage section

4. Payment by the Company, a subsidiary or affiliate of Chubb and Son, Inc. under another policy on account of a Claim also covered pursuant to this endorsement shall reduce, by the amount of the payment, the Company's limits of liability under this policy with respect to such Claim.

5. Subsection 28, Definitions, of this coverage section is amended by adding the following:

For-Profit Outside Entity means: (i) any organization other than a subsidiary, in which 25% or more of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organizations,
(ii) any organization, other than a Subsidiary or an organization described in subparagraph (i) of this definition, in which the Insured Organization acquires securities or voting rights for the first time during the Policy Period, (iii) any Insured Person, including those serving as management committee members, serving in limited liability companies.

Not-for-profit Outside Entity means any non-profit corporation, community chest, fund or foundation including those exempt from federal income tax pursuant to Section 501 (c) (3) of the Internal Revenue Code of 1986, as amended.

Outside Directorship means any Outside Not-For-Profit
Directorship or Outside For-Profit Directorship.

Outside Entity means, collectively, all For-Profit
Outside Entities and all Not-For Profit Outside Entities.

Outside Not-for-profit Directorship means the position of Director, officer, trustee, governor, or other equivalent executive position with any Not-For-Profit Outside Entity if service by the Insured Person(s) in such position was with the knowledge and consent or at the request of the Insured Organization.

Outside For-Profit Directorship means the position of Director, officer, or equivalent of any For-Profit Outside entity if service by the Insured Person(s) in such position was with the knowledge and consent or at the request of the Insured Organization.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


November 24, 1999
___________________________________
Date


EXECUTIVE PROTECTION POLICY
_______________________________________________

                          ENDORSEMENT

Effective date of                         Endorsement No. 25
This endorsement:     November 05, 1999   Company: TEXAS PACIFIC
                                          INDEMNITY COMPANY

     To be attached to and form part of
     Policy No.     8091-25-91J  DAL

Issued to:     CLUB CORPORATION INTERNATIONAL


It is agreed  that  Subsection 5, "Exclusions: Exclusions
Applicable to Insuring Clause 1 and 2", is amended by adding the following:

(h) based upon, arising from or in consequence of a public offering, solicitation, sale, distribution, or issuance of Insured's stock, whether or not a prospectus has been issued.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Robert Hamburger
______________________________
Authorized Representative


December 1, 1999
___________________________________
Date